Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
October 31, 2023
T08-NPRT1-1223
1.9584817.109

Schedule of Investments October 31, 2023 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
CHEMICALS – 61.5%
Commodity Chemicals – 7.1%
AdvanSix, Inc.	10,551	$ 290,680
Cabot Corp.	21,490	1,428,655
Dow, Inc.	270,730	13,087,088
Hawkins, Inc.	7,660	439,914
Koppers Holdings, Inc.	7,921	289,671
Kronos Worldwide, Inc.	8,866	61,175
LyondellBasell Industries NV Class A	99,601	8,987,994
Mativ Holdings, Inc.	20,991	274,982
Olin Corp.	47,007	2,008,139
Origin Materials, Inc. (a)	45,109	44,590
Orion SA	22,532	457,400
PureCycle Technologies, Inc. (a)	34,871	155,176
Trinseo PLC	10,918	67,582
Tronox Holdings PLC	44,992	480,965
Westlake Corp.	14,657	1,690,832
		29,764,843
Diversified Chemicals – 0.7%
Chemours Co.	57,090	1,376,440
Huntsman Corp.	65,882	1,537,027
LSB Industries, Inc. (a)	20,239	184,377
		3,097,844
Fertilizers & Agricultural Chemicals – 6.3%
American Vanguard Corp.	10,851	101,565
CF Industries Holdings, Inc.	74,607	5,952,146
Corteva, Inc.	272,092	13,098,509
FMC Corp.	47,860	2,546,152
Intrepid Potash, Inc. (a)	4,340	86,323
Mosaic Co.	127,117	4,128,760
Scotts Miracle-Gro Co. Class A	16,097	715,351
		26,628,806
Industrial Gases – 22.6%
Air Products & Chemicals, Inc.	85,019	24,012,766
Linde PLC	187,397	71,615,638
		95,628,404
Specialty Chemicals – 24.8%
Albemarle Corp.	44,911	5,693,817
Ashland, Inc.	19,199	1,471,219
Aspen Aerogels, Inc. (a)	19,910	153,705
Avient Corp.	33,116	1,047,128
Axalta Coating Systems Ltd. (a)	84,793	2,224,120
Balchem Corp.	12,335	1,433,821
Celanese Corp.	39,557	4,529,672
Chase Corp.	3,199	406,465
DuPont de Nemours, Inc.	175,692	12,804,433
Eastman Chemical Co.	45,606	3,408,136
Ecolab, Inc.	98,081	16,452,107
ECOVYST, Inc. (a)	39,995	367,954
Element Solutions, Inc.	87,785	1,600,321
FutureFuel Corp.	9,895	64,812
Ginkgo Bioworks Holdings, Inc. (a)	394,407	540,338

		Shares	Value

HB Fuller Co.		20,619	$ 1,363,947
Ingevity Corp. (a)		13,211	532,139
Innospec, Inc.		9,519	932,862
International Flavors & Fragrances, Inc.		97,638	6,673,557
Livent Corp. (a)		68,777	1,003,457
Minerals Technologies, Inc.		12,456	673,371
NewMarket Corp.		2,763	1,332,181
Perimeter Solutions SA (a)		56,552	180,966
PPG Industries, Inc.		90,107	11,062,436
Quaker Chemical Corp.		4,818	692,443
RPM International, Inc.		49,342	4,503,444
Sensient Technologies Corp.		16,169	912,255
Sherwin-Williams Co.		93,774	22,337,905
Stepan Co.		8,551	639,615
			105,038,626
TOTAL CHEMICALS	260,158,523
CONSTRUCTION MATERIALS – 5.8%
Construction Materials – 5.8%
Eagle Materials, Inc.		13,594	2,092,253
Knife River Corp. (a)		18,403	926,039
Martin Marietta Materials, Inc.		23,719	9,699,648
Summit Materials, Inc. Class A (a)		45,483	1,496,391
U.S. Lime & Minerals, Inc.		871	172,449
Vulcan Materials Co.		50,929	10,007,039
TOTAL CONSTRUCTION MATERIALS	24,393,819
CONTAINERS & PACKAGING – 11.4%
Metal, Glass & Plastic Containers – 4.4%
AptarGroup, Inc.		25,079	3,066,409
Ball Corp.		120,395	5,797,019
Berry Global Group, Inc.		45,625	2,509,375
Crown Holdings, Inc.		45,969	3,705,102
Greif, Inc. Class A		9,750	619,125
Greif, Inc. Class B		1,656	106,083
Myers Industries, Inc.		11,828	198,356
O-I Glass, Inc. (a)		59,432	918,224
Silgan Holdings, Inc.		33,760	1,352,426
Trimas Corp.		15,837	383,414
			18,655,533
Paper & Plastic Packaging Products & Materials – 7.0%
Amcor PLC		563,206	5,006,901
Avery Dennison Corp.		30,899	5,378,589
Graphic Packaging Holding Co.		117,560	2,528,716
International Paper Co.		126,197	4,256,625
Packaging Corp. of America		34,422	5,268,287
Pactiv Evergreen, Inc.		17,271	148,876
Ranpak Holdings Corp. (a)		16,965	53,609
Sealed Air Corp.		55,265	1,701,609
Sonoco Products Co.		37,493	1,942,512

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Common Stocks – continued
		Shares	Value
CONTAINERS & PACKAGING – continued
Paper & Plastic Packaging Products & Materials – continued
Westrock Co.		98,036	$ 3,522,434
			29,808,158
TOTAL CONTAINERS & PACKAGING	48,463,691
METALS & MINING – 20.5%
Aluminum – 0.5%
Alcoa Corp.		68,284	1,750,802
Century Aluminum Co. (a)		21,459	141,844
Kaiser Aluminum Corp.		6,115	347,332
			2,239,978
Copper – 4.4%
Freeport-McMoRan, Inc.		548,601	18,531,742
Diversified Metals & Mining – 0.6%
Compass Minerals International, Inc.		13,319	328,180
Ivanhoe Electric, Inc. (a)		26,431	270,653
Materion Corp.		7,888	764,978
MP Materials Corp. (a)		40,791	668,972
Piedmont Lithium, Inc. (a)		6,918	190,038
TMC the metals Co., Inc. (a)		43,560	35,641
			2,258,462
Gold – 4.6%
Coeur Mining, Inc. (a)		127,472	319,955
Newmont Corp.		441,099	16,527,979
Royal Gold, Inc.		25,139	2,622,752
			19,470,686
Silver – 0.2%
Hecla Mining Co.		224,104	912,103
Steel – 10.2%
Alpha Metallurgical Resources, Inc.		4,986	1,096,721
Arch Resources, Inc.		6,790	1,024,136
ATI, Inc. (a)		49,203	1,858,397
Carpenter Technology Corp.		18,583	1,165,526
Cleveland-Cliffs, Inc. (a)		197,150	3,308,177
Commercial Metals Co.		44,701	1,890,405
Haynes International, Inc.		4,893	210,521
Nucor Corp.		96,157	14,211,043
Olympic Steel, Inc.		3,863	196,124
Ramaco Resources, Inc. Class A		11,203	131,971
Reliance Steel & Aluminum Co.		22,504	5,724,568
Ryerson Holding Corp.		11,814	343,197

		Shares	Value

Schnitzer Steel Industries, Inc. Class A		9,864	$ 224,011
Steel Dynamics, Inc.		61,464	6,546,531
SunCoke Energy, Inc.		32,278	306,964
TimkenSteel Corp. (a)		15,086	306,698
U.S. Steel Corp.		86,677	2,937,484
Warrior Met Coal, Inc.		19,899	969,678
Worthington Industries, Inc.		12,390	763,472
			43,215,624
TOTAL METALS & MINING	86,628,595
PAPER & FOREST PRODUCTS – 0.5%
Forest Products – 0.3%
Louisiana-Pacific Corp.		24,818	1,272,667
Paper Products – 0.2%
Clearwater Paper Corp. (a)		6,460	218,413
Mercer International, Inc.		15,392	122,212
Sylvamo Corp.		14,662	649,527
			990,152
TOTAL PAPER & FOREST PRODUCTS	2,262,819
TOTAL COMMON STOCKS (Cost $475,196,547)			421,907,447
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund 5.25% (b) (Cost $629,000)		629,000	629,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $475,825,547)	422,536,447
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	440,007
NET ASSETS – 100.0%	$422,976,454

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $87,800 of cash collateral to cover margin requirements for futures contracts.

Quarterly Report	3

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Materials Select Sector Index Contracts (United States)	17	December 2023	1,375,640	$ (70,180)	$ (70,180)
CME E-mini Russell 2000 Index Contracts (United States)	1	December 2023	83,420	(10,983)	(10,983)
Total Equity Index Contracts					$ (81,163)
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund’s investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund’s fair valuation practices and maintains the fair valuation policies and procedures. The Fund’s investment adviser reports to the Board information regarding the fair valuation process and related material matters.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
4	Quarterly Report

Schedule of Investments (Unaudited)–continued
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	5

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
6	Quarterly Report